                            STRATEGIC PARTNERS ASSET
                                ALLOCATION FUNDS
                  Strategic Partners Conservative Growth Fund
                    Strategic Partners Moderate Growth Fund
------------------------------------------------------------------------------
                        Supplement dated March 25, 2002
           to the prospectus and statement of additional information
                             dated October 1, 2001.

   Effective May 1, 2002, for hedging purposes only, each Fund listed above may invest in futures contracts on 10-year interest rate swaps (Swap Futures). Pursuant to its general authority to invest in certain derivatives, each such Fund currently may invest up to 5% of its total assets in aggregate initial margin payments on all futures contracts, including Swap Futures. Swap Futures are described below.

   The information in this supplement supersedes any contrary information that may be contained either in the Funds' prospectus or statement of additional information (SAI).

1. On page 26 of the prospectus, the following is added to the section entitled 'How the Funds Invest--Other Investments and Strategies--Derivative Strategies--Futures Contracts and Related Options.'

   Each of the Strategic Partners Conservative Growth and Moderate Growth Funds may also invest in futures contracts on 10-year interest rate swaps to hedge the Fund's assets, that is, to protect the Fund's assets from a decline in value.

2. On page B-25 of the SAI, the following is added to the section entitled 'Description of the Funds, Their Investments and Risks-- Risk Management and Return Enhancement Strategies--Futures Contracts.'

   Futures contracts on 10-year interest rate swaps (Swap Futures), introduced by the Chicago Board of Trade in October 2001, are a vehicle for hedging credit and interest rate exposure, referenced to long-dated LIBOR. Swap Futures cash settle at expiration at a price
MFSP504C2
based on the International Swaps and Derivatives Association Benchmark Rate for a 10-year U.S. dollar interest rate swap on the last day of trading, as published on the following business day by the Federal Reserve Board in its Daily Update to the H.15 Statistical Release. Swap Futures attempt to replicate the pricing of interest rate swaps.

   The $100,000 par value trading unit of a Swap Futures contract represents the fixed-rate side of a 10-year interest rate swap with a $100,000 notional value that exchanges semiannual fixed-rate payments at a 6% annual rate for floating-rate payments based on 3-month LIBOR. Swap Futures trade in price terms quoted in points ($1,000) and 32nds of a point ($31.25) of the $100,000 notional par value. The contract settlement-date cycle is March, June, September and December, which is comparable to other fixed-income futures contracts.

   Because Swap Futures are traded on an exchange and cleared though the AAA-rated Chicago Board of Trade Clearing Corporation, there is minimal counterparty or default risk, although, as with all futures contracts, the Fund could experience delays and/or losses associated with the bankruptcy of a broker through which the Fund engages in futures transactions or the failure of the Chicago Board of Trade Clearing Corporation. Investing in Swap Futures is subject to the same risks of investing in other futures contracts on financial instruments, which are described above.